[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended..

Exhibit 10.7

ELEVENTH AMENDMENT

TO

LOAN AND SECURITY AGREEMENT

THIS ELEVENTH AMENDMENT to Loan and Security Agreement (this “Amendment”) is entered into this 18 day of August, 2011, by and between Silicon Valley Bank (“Bank”) and Exelixis, Inc., a Delaware corporation (“Borrower”), whose address is 210 E. Grand Avenue, South San Francisco, California 94080.

RECITALS

A. Bank and Borrower have entered into that certain Loan and Security Agreement dated as of May 22, 2002 (as amended, modified, supplemented or restated from time to time, the “Loan Agreement”).

B. Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C. Borrower has requested that Bank amend the Loan Agreement and Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions, and in reliance upon the representations and warranties set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2. Amendments to Loan Agreement.

2.1 Overadvances. Sections 2.2 of the Loan Agreement is hereby amended and restated in its entirety as follows:

“2.2 Overadvances.

(a) If the Obligations under Section 2.1.1 at any time exceed the Facility A Committed Equipment Line, or the principal balance of the non-interest bearing certificate deposit account (any such account, a “CD Account”), segregated securities account (any such account, a “SVBS Account”), or segregated asset management account (any such account, a “SAM Account”) required by Section 6.4(a) hereof at any time is less than 100% of the outstanding principal balance of the Obligations under Section 2.1.1, then Borrower will be in an Overadvance to the extent of such excess amount. If Borrower is in an Overadvance, then Borrower shall immediately repay to Bank such excess amount.

(b) If the Obligations under Section 2.1.2 at any time exceed the Facility B Committed Equipment Line, or the principal balance of the CD Account, SVBS Account, or SAM Account required by Section 6.4(b) hereof at any time is less than 100% of the outstanding principal balance of the Obligations under Section 2.1.2, then Borrower will be in an Overadvance to the extent of such excess amount. If Borrower is in an Overadvance, then Borrower shall immediately repay to Bank such excess amount.

(c) If the Obligations under Section 2.1.3 at any time exceed the Facility C Committed Equipment Line, or the principal balance of the CD Account, SVBS Account, or SAM Account required by Section 6.4(c) hereof at any time is less than 100% of the outstanding principal balance of the Obligations under Section 2.1.3, then Borrower will be in an Overadvance to the extent of such excess amount. If Borrower is in an Overadvance, then Borrower shall immediately repay to Bank such excess amount.”

(d) If the Obligations under Section 2.1.4 at any time exceed the Facility D Committed Equipment Line, or the principal balance of the CD Account, SVBS Account, or SAM Account required by Section 6.4(c) hereof at any time is less than 100% of the outstanding principal balance of the Obligations under Section 2.1.4, then Borrower will be in an Overadvance to the extent of such excess amount. If Borrower is in an Overadvance, then Borrower shall immediately repay to Bank such excess amount.

Notwithstanding the foregoing, Bank may from time to time re-evaluate its collateral position and, solely with respect to a SVBS or SAM Account, as a result of a collateral inspection pursuant to Section 6.6 hereof, may increase any of the collateral balance percentage requirements set forth in this Section 2.2 or Section 6.4 with respect thereto to an amount not to exceed 107% of the outstanding principal balance of the applicable Obligations. The parties hereto acknowledge that as of the Eleventh Amendment

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Effective Date, the principal balance of the foregoing accounts required under this Section 2.2 have a value equal to or greater than 102% of the outstanding principal balance of the Obligations.”

2.2 Collateral Accounts. Section 6.4 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“6.4 Collateral Accounts.

(a) Borrower will at all times maintain on deposit in a CD Account, SVBS Account, or SAM Account with Bank or one of Bank’s Affiliates a principal balance in a value equal to at least 100% of the outstanding principal balance of the Obligations under Section 2.1.1 plus all requested Credit Extensions (other than the principal portion of the Obligations under Section 2.1.2, Section 2.1.3, Section 2.1.4 and Section 2.1.5), the value of such account to be marked to market on a monthly basis. The balance in such account, as applicable, must be invested in a manner consistent with the Investment Policy approved by the Audit Committee of Borrower’s Board of Directors (as the same may be from time to time amended, modified or supplemented, the “Borrower Investment Policy”), or in mutual funds offered by Bank or one of its Affiliates, as determined by Borrower and acceptable to Bank in its reasonable discretion.

(b) Borrower will at all times maintain on deposit in a CD Account, SVBS Account, or SAM Account with Bank or one of Bank’s Affiliates a principal balance in a value equal to at least 100% of the outstanding principal balance of the Obligations under Section 2.1.2 plus all requested Credit Extensions (other than the principal portion of the Obligations under Section 2.1.1, Section 2.1.3, Section 2.1.4 and Section 2.1.5), the value of such account to be marked to market on a monthly basis. The balance in such account, as applicable, must be invested in a manner consistent with the Borrower Investment Policy, or in mutual funds offered by Bank or one of its Affiliates, as determined by Borrower and acceptable to Bank in its reasonable discretion.

(c) Borrower will at all times maintain on deposit in a CD Account, SVBS Account, or SAM Account with Bank or one of Bank’s Affiliates a principal balance in a value equal to at least 100% of the outstanding principal balance of the Obligations under Section 2.1.3 plus all requested Credit Extensions (other than the principal portion of the Obligations under Section 2.1.1, Section 2.1.2, Section 2.1.4 and Section 2.1.5), the value of such account to be marked to market on a monthly basis. The balance in such account, as applicable, must be invested in a manner

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

consistent with the Borrower Investment Policy, or in mutual funds offered by Bank or one of its Affiliates, as determined by Borrower and acceptable to Bank in its reasonable discretion.

(d) Borrower will at all times maintain on deposit in a CD Account, SVBS Account, or SAM Account with Bank or one of Bank’s Affiliates a principal balance in a value equal to at least 100% of the outstanding principal balance of the Obligations under Section 2.1.4 plus all requested Credit Extensions (other than the principal portion of the Obligations under Section 2.1.1, Section 2.1.2, Section 2.1.3 and Section 2.1.5), the value of such account to be marked to market on a monthly basis. The balance in such account, as applicable, must be invested in a manner consistent with the Borrower Investment Policy, or in mutual funds offered by Bank or one of its Affiliates, as determined by Borrower and acceptable to Bank in its reasonable discretion.

(e) Borrower will at all times maintain on deposit in a CD Account, SVBS Account, or SAM Account with Bank or one of Bank’s Affiliates a compensating balance, which constitutes support for the Obligations, with a principal balance in a value equal to at least 100% of the outstanding principal balance of the Obligations under Section 2.1.5 plus all requested Credit Extensions (other than the principal portion of the Obligations under Section 2.1.1, Section 2.1.2, Section 2.1.3 and Section 2.1.4), the value of such account to be marked to market on a monthly basis. In the event that Borrower withdraws funds from such account and, as a result, the compensating balance falls below a value equal to least 100% of the outstanding principal balance of the Obligations under Section 2.1.5 plus all requested Credit Extensions (other than the principal portion of the Obligations under Section 2.1.1, Section 2.1.2, Section 2.1.3 and Section 2.1.4), then Borrower shall be in violation of this Section 6.4(e). The balance in such account, as applicable, must be invested in a manner consistent with the Borrower Investment Policy, or in mutual funds offered by Bank or one of its Affiliates, as determined by Borrower and acceptable to Bank in its reasonable discretion.

Notwithstanding the foregoing, Bank may from time to time re-evaluate its collateral position and, solely with respect to a SVBS or SAM Account, as a result of a collateral inspection pursuant to Section 6.6 hereof, may increase any of the collateral balance percentage requirements set forth in Section 2.2 or this Section 6.4 with respect thereto to an amount not to exceed 107% of the outstanding principal balance of the applicable Obligations. The parties hereto acknowledge that as of the Eleventh Amendment Effective Date, the principal balance of the foregoing

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

accounts required under this Section 6.4 have a value equal to or greater than 102% of the outstanding principal balance of the Obligations.”

2.3 Collateral Inspections. A new Section 6.6 of the Loan Agreement is hereby added following the existing Section 6.5 as follows:

“6.6 Collateral Inspections. Borrower shall allow Bank, or its agents, to inspect the Collateral. Such inspections shall be conducted no more often than once every three months unless an Event of Default has occurred and is continuing. In the event that any collateral inspection results in Bank desiring to change any of the collateral balance percentage requirements pursuant to Section 2.2 or Section 6.4 herein, Bank shall provide Borrower with written notice and Borrower shall have 30 days from the date of receipt of such notice, at its sole and absolute discretion, to either (i) conform to such new collateral balance percentage requirement(s) by providing additional Collateral or (ii) change the investments in the accounts to conform with the applicable collateral balance percentage requirements in existence prior to the receipt of such notice.”

2.4 Definitions. Section 13 of the Loan Agreement is hereby amended by adding the following definition in alphabetical order:

“Eleventh Amendment Effective Date” means August 18, 2011.

2.5 Exhibit A. Exhibit A attached to the Loan Agreement is hereby deleted in its entirety and replaced with Exhibit A attached hereto.

3. Limitation of Amendments.

3.1 The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

3.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4. Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

4.1 Immediately after giving effect to this Amendment, (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2 Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3 The organizational documents of Borrower delivered by Borrower to Bank most recently prior to the execution of this Amendment remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on either Borrower, except as already has been obtained or made; and

4.7 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5. Conditions Precedent. The effectiveness of this Amendment is expressly conditioned upon:

5.1 receipt by Bank of a fully executed copy of this Amendment executed by Bank and Borrower;

5.2 Bank confirming all deposit balances required in connection with the Loan Agreement as amended by this Amendment;

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

5.3 Borrower having opened segregated securities or asset management accounts in accordance with this Amendment;

5.4 receipt by Bank of duly executed securities account control agreements with respect to the new securities accounts in form and substance satisfactory to Bank, and Bank having a perfected first-priority security interest in each securities account required to be maintained by Borrower in connection with the Loan Agreement;

5.5 receipt by Bank of a fully executed copy of a Borrower’s Secretary certificate;

5.6 receipt by Bank of all acknowledgments of filed amended financing statements describing the new Collateral necessary to perfect its lien on such Collateral; and

5.7 receipt by Bank of all Bank Expenses incurred by Bank in connection with this Amendment and any other Bank Expenses now due and payable under the Loan Agreement.

6. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

7. Effectiveness. This Amendment shall be deemed effective upon the due execution and delivery to Bank of this Amendment by each party hereto.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK		BORROWER

SILICON VALLEY BANK		EXELIXIS, INC.

By:	/s/ Lindsay Schwallie	By:	/s/ Frank Karbe
Name:	Lindsay Schwallie	Name:	Frank Karbe
Title:	Relationship Manager	Title:	EVP & CFO

Amendment Number Eleven to Loan and Security Agreement

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT A

The Collateral consists of all of Borrower’s right, title and interest in and to the following:

All documents, cash, deposit accounts, securities, securities entitlements, securities accounts, investment property, financial assets, letters of credit, certificates of deposit and instruments held in the following segregated investment or deposit accounts with Bank or an affiliate of Bank, whether now owned or hereafter acquired, and all proceeds of any of the foregoing, and all of Borrower’s Books relating to the foregoing:

ACCOUNT # [ * ]

Amendment Number Eleven to Loan and Security Agreement

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.